Exhibit 10.3



                                    [RJR
                                  NABISCO
                                   LOGO]


                                              May 10, 1996

Mr. James W. Johnston
Chairman
R.J. Reynolds Tobacco Company
401 North Main Street
Winston-Salem, NC  27102


          Re:  1)   Amended and Restated Employment Agreement Effective as
                    of September 1, 1993 by and among R.J. Reynolds Tobacco
                    Company (the "Company"), R.J. Reynolds Tobacco
                    International, Inc. ("International"), RJR Nabisco
                    Holdings Corp. ("Holdings"), RJR Nabisco, Inc. ("RJR")
                    (the foregoing corporations being jointly, severally and collectively referred to as "Nabisco") and James W.
                    Johnston ("Executive")

               2) Letter Agreement dated July 26, 1995 between the above-captioned parties

               3) Letter Agreement dated December 21, 1995 between the above-captioned parties

Dear Jim:

          Reference is made to the above captioned agreements and in particular the Letter Agreement dated December 21, 1995 (the "December Letter"). We agree that it is in our mutual best interest to provide each party to the Agreements with additional time to make certain determinations concerning the Agreements. Accordingly, this is to confirm that all references to May 15, 1996 in the December letter shall hereby be deemed to be June 3, 1996.














                             RJR Nabisco, Inc.
                        1301 Avenue of the Americas
                       New York, New York  10019-6013
                               (212) 258-5600

     If the foregoing accurately reflects our agreement, please acknowledge same where indicated below whereupon this letter will constitute a binding amendment to the above captioned agreements. In all other respects such agreements are hereby ratified and affirmed.

                                   R.J. Reynolds Tobacco Company

                                   By:  /s/ Susan P. Joy
                                        -------------------------------
                                        Assistant Secretary


                                   R.J. Reynolds Tobacco International, Inc.

                                   By:  /s/ Susan P. Joy
                                        -------------------------------
                                        Assistant Secretary


                                   RJR Nabisco Holdings Corp.

                                   By:  /s/ H. Colin McBride
                                        --------------------------------
                                        Vice President and Secretary


                                   RJR Nabisco, Inc.

                                   By:  /s/ H. Colin McBride
                                        --------------------------------
                                        Vice President and Secretary

Accepted and Agreed to:


By:
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